SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 26, 2007 (March 20, 2007)

____________________________________________

Date of Report (Date of earliest event reported)

Fedders Corporation

__________________________________________

(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

505 Martinsville Road Liberty Corner, New Jersey 07938-0813

(Address of principal executive offices, including zip code)

(908) 604-8686

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2007 Fedders Corporation (the "Company") announced that it completed a $90 million senior secured financing. The proceeds of the financing are being used to refinance the Company's existing $50 million senior credit agreement, for ongoing working capital requirements and for general corporate purposes. The terms of the loan agreements are summarized below.

Revolving Loan and Guaranty Agreement

On March 20, 2007 the Company entered into a Revolving Loan and Guaranty Agreement among Fedders North America, Inc., Emerson Quiet Kool Corporation, Columbia Specialties, Inc., Trion, Inc., Envirco Corporation, Eubank Coil Company, Fedders Addison Company, Inc., Fedders Islandaire, Inc. and Island Metal Fabricating, Inc. (each individually a “Borrower” and collectively, “Borrowers”), the Company, as a Guarantor, certain subsidiaries of Fedders Corporation, as Guarantors, the Lenders party thereto, Bank of America, N.A. as Administrative Agent and as Collateral Agent, General Electric Capital Corporation as Documentation Agent and Goldman Sachs Credit Partners L.P. as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, (the "Revolving Loan Facility") and a Pledge and Security Agreement, executed by the Company and certain of its subsidiaries in favor of Bank of America, N.A. (the "Bank of America Pledge and Security Agreement").

The Revolving Loan Facility consists of a $40,000,000 revolving loan facility extended to Borrowers.

Borrowings under the Revolving Loan Facility bear interest, if a base rate loan, at the base rate plus 1.00% per annum; or, if a Eurodollar rate loan, at the adjusted Eurodollar rate plus 2.00%. Upon the occurrence and during the continuance of any event of default, the principal amount of all revolving loans outstanding and any interest payments on the revolving loans or any fees or other amounts owed, shall thereafter bear interest payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable. All amounts borrowed under the Revolving Loan Facility shall be paid in full no later than the Revolving Loan Maturity Date, which is September 20, 2009, unless all revolving loans granted under the Revolving Loan Facility become due and payable in full prior to such date, whether by acceleration or otherwise. Revolving loans may be prepaid from time to time, without penalty or premium.

The Revolving Loan Facility contains certain customary negative covenants including, without limitation, restrictions on the Borrowers and the Guarantors ability to: incur indebtedness; grant liens; make distributions or investments; merge, consolidate, liquidate or dissolve, exchange, transfer or otherwise dispose of all or any part of its business, assets or property; sell assets or equipment; sell, assign, pledge or otherwise encumber or dispose of its capital stock; engage in transactions with affiliates; or enter into sale-leaseback transactions. The Revolving Loan Facility contains certain financial covenants requiring that the Company shall not: permit the interest coverage ratio to be less than a certain negotiated ratio; permit the secured leverage ratio to be more than a certain negotiated ratio; permit consolidated adjusted EBITDA to fall below certain negotiated levels; or permit its subsidiaries to make or incur consolidated capital expenditures following the closing of the Revolving Loan Facility in any fiscal quarter in an amount in excess of negotiated cumulative amounts.

The Revolving Loan Facility includes customary events of default, including but not limited to: nonpayment of principal, interest or other fees or amounts; default on other credit agreements; failure to comply with certain terms and conditions; breach of any representation, warranty, certification or other statement; bankruptcy; material judgment; ERISA events; actual or asserted invalidity of provisions of or liens created under the guarantees or security documents; material violations of environmental laws; change of control; material adverse change.

The obligations of Borrowers under the Revolving Loan Facility are guaranteed by the Company and certain of its subsidiaries. Borrowers and such Guarantors have agreed to secure their respective obligations by granting to Collateral Agent, for the benefit of secured parties, first and second priority liens on certain collateral (all of the real, personal and mixed property in which liens are granted pursuant to the collateral documents, which include the Bank of America Pledge and Security Agreement).

Term Loan and Guaranty Agreement

On March 20, 2007 the Company entered into a Term Loan and Guaranty Agreement, among the Company, Fedders North America, Inc. ("Borrower"), certain subsidiaries of Fedders Corporation, as Guarantors, the Lenders party thereto, and Goldman Sachs Credit Partners L.P. as Sole Lead Arranger, Sole Bookrunner, Sole Syndication Agent, Administrative Agent and Collateral Agent (the "Term Loan Facility") and a Pledge and Security Agreement executed by the Company and certain of its subsidiaries in favor of Goldman Sachs Credit Partners L.P. (the "Goldman Sachs Pledge and Security Agreement").

The Term Loan Facility consists of a $50,000,000 term loan facility extended to Borrower, the proceeds of which will be used to refinance the indebtedness and other obligations outstanding under (a) that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2006, among Borrower, certain of its subsidiaries as borrowers and guarantors, the lenders and issuing banks party thereto and Wachovia Bank, N.A. (formerly Wachovia Bank, National Association) as administrative agent, as amended (the “Existing Loan Agreement”) and (b) each other loan agreement, credit agreement, note, guaranty, mortgage or other agreement, document or instrument in connection with the Existing Loan Agreement in full (the “Refinancing”), to pay the interest payments with respect to the 9 7/8% Senior Notes due March 1, 2014, issued by Borrower pursuant to the Senior Notes Indenture dated March 8, 2004 among Borrower, the Company and certain subsidiaries of the Company in the aggregate principal amount of $155,000,000, to pay related transaction costs and expenses and for general corporate purposes.

Borrowings under the Term Loan Facility bear interest, if a base rate loan, at the base rate plus 11.00% per annum; or, if a Eurodollar rate loan, at the adjusted Eurodollar rate plus 12.00%; provided, that in each case, each such interest rate shall increase by an additional 2.00% per annum on and following the second anniversary of the closing date. Upon the occurrence and during the continuance of any event of default, the principal amount of all term loans outstanding and, to the extent permitted by applicable law, any interest payments on the term loans or any fees or other amounts owed, shall thereafter bear interest payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable. All amounts borrowed under the Term Loan Facility shall be paid in full no later than the Term Loan Maturity Date, which is September 20, 2009, unless all term loans granted under the Term Loan Facility become due and payable in full prior to such date, whether by acceleration or otherwise.

The principal amounts of the term loans shall be repaid in consecutive quarterly installments of $125,000, commencing June 30, 2007. On the Term Loan Maturity Date the Company shall repay the remaining principal balance of $48,875,000. With respect to both base rate loans and Eurodollar loans, Borrower may prepay any term loans in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

The Term Loan Facility contains certain customary negative covenants including, without limitation, restrictions on the Borrowers and the Guarantors ability to: incur indebtedness; grant liens; make distributions or investments; merge, consolidate, liquidate or dissolve, exchange, transfer or otherwise dispose of all or any part of its business, assets or property; sell assets or equipment; sell, assign, pledge or otherwise encumber or dispose of its capital stock; engage in transactions with affiliates; or enter into sale-leaseback transactions. The Term Loan Facility contains certain financial covenants requiring that the Company shall not: permit the interest coverage ratio to be less than a certain negotiated ratio; permit the secured leverage ratio to be more than a certain negotiated ratio; permit consolidated adjusted EBITDA to fall below certain levels; or permit its subsidiaries to make or incur consolidated capital expenditures in any fiscal quarter in an amount in excess of negotiated cumulative amounts.

The Term Loan Facility includes customary events of default, including but not limited to: nonpayment of principal, interest or other fees or amounts; default on other credit agreements; failure to comply with certain terms and conditions; breach of any representation, warranty, certification or other statement; bankruptcy; material judgment; ERISA events; actual or asserted invalidity of provisions of or liens created under the guarantees or security documents; material violations of environmental laws; change of control; material adverse change.

The obligations of Borrower under the Term Loan Facility are guaranteed by the Company and certain of its subsidiaries. Borrower and such Guarantors have agreed to secure their respective obligations by granting to Collateral Agent, for the benefit of secured parties, first and second priority liens on certain collateral (all of the real, personal and mixed property in which liens are granted pursuant to the collateral documents, which include the Goldman Sachs Pledge and Security Agreement).

The foregoing descriptions do not constitute complete summaries of the terms of the Revolving Loan Facility, the Bank of America Pledge and Security Agreement, the Term Loan Facility, or the Goldman Sachs Pledge and Security Agreement. The descriptions of the aforementioned agreements are qualified in their entirety by reference to such agreements, which are attached as Exhibits 10.1 through 10.4 of this Current Report on Form 8-K and which are incorporated by reference to this Item 1.01.

This Current Report on Form 8-K includes "forward-looking" statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, which are based on the Company's current expectations and assumptions and are subject to future events, risks and uncertainties that could cause the Company's actual results to differ materially from those expressed or implied. The Company's desire to achieve planned business objectives is subject to a number of factors that make estimates of future operating results uncertain, including, without limitation, weather and economic, political, market and industry conditions and reliance on key customers. Such factors are described in the Company's SEC filings, including the Company's most recently filed annual report on Form 10-K. Undue influence should not be placed on any of the forward-looking statements, which speak only as of the date of this report. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

On March 20, 2007 the Company issued a press release announcing the completion of its $90 million senior secured financing. A copy of the press release announcing the entry into the credit agreements is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1

Revolving Loan and Guaranty Agreement dated as of March 20, 2007 among Fedders North America, Inc., Emerson Quiet Kool Corporation, Columbia Specialties, Inc., Trion, Inc., Envirco Corporation, Eubank Coil Company, Fedders Addison Company, Inc., Fedders Islandaire, Inc. and Island Metal Fabricating, Inc., (each individually a “Borrower” and collectively, “Borrowers”), Fedders Corporation, as Holdings and a Guarantor, certain subsidiaries of Fedders Corporation, as Guarantors, Lenders party hereto from time to time, Bank of America, N.A. as Administrative Agent and as Collateral Agent and General Electric Capital Corporation as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent.

10.2

Term Loan and Guaranty Agreement dated as of March 20, 2007 among Fedders North America, Inc., Fedders Corporation as Holdings and a Guarantor, Certain Subsidiaries of Fedders Corporation, as Guarantors, Lenders party hereto from time to time, and Goldman Sachs Credit Partners L.P. as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, as Administrative Agent and as Collateral Agent.

10.3

Pledge and Security Agreement dated as of March 20, 2007 among Fedders Corporation, as Grantor, Fedders North America, Inc., as Grantor, each of the other Grantors from time to time party hereto and Bank of America, N.A., as Collateral Agent and Administrative Agent.

10.4

Pledge and Security Agreement dated as of March 20, 2007 among Fedders Corporation, as Grantor, Fedders North America, Inc., as Grantor, each of the other Grantors from time to time party hereto and Goldman Sachs Credit Partners L.P., as Collateral Agent.

99.1	Press Release dated March 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION

Dated: March 26, 2007	By:	/s/ Kent E. Hansen
Name: Kent E. Hansen
Title: Executive Vice President

Exhibit Index

Exhibit No.	Description

10.1

Revolving Loan and Guaranty Agreement dated as of March 20, 2007 among Fedders North America, Inc., Emerson Quiet Kool Corporation, Columbia Specialties, Inc., Trion, Inc., Envirco Corporation, Eubank Coil Company, Fedders Addison Company, Inc., Fedders Islandaire, Inc. and Island Metal Fabricating, Inc., (each individually a “Borrower” and collectively, “Borrowers”), Fedders Corporation, as Holdings and a Guarantor, certain subsidiaries of Fedders Corporation, as Guarantors, Lenders party hereto from time to time, Bank of America, N.A. as Administrative Agent and as Collateral Agent and General Electric Capital Corporation as Documentation Agent, and Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent.

10.2

Term Loan and Guaranty Agreement dated as of March 20, 2007 among Fedders North America, Inc., Fedders Corporation as Holdings and a Guarantor, Certain Subsidiaries of Fedders Corporation, as Guarantors, Lenders party hereto from time to time, and Goldman Sachs Credit Partners L.P. as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, as Administrative Agent and as Collateral Agent.

10.3

Pledge and Security Agreement dated as of March 20, 2007 among Fedders Corporation, as Grantor, Fedders North America, Inc., as Grantor, each of the other Grantors from time to time party hereto and Bank of America, N.A., as Collateral Agent and Administrative Agent.

10.4

Pledge and Security Agreement dated as of March 20, 2007 among Fedders Corporation, as Grantor, Fedders North America, Inc., as Grantor, each of the other Grantors from time to time party hereto and Goldman Sachs Credit Partners L.P., as Collateral Agent.

99.1	Press Release dated March 20, 2007.